EXHIBIT 10.1
                                                                    ------------


                                                 600 Lexington Avenue, 6th Floor
                                                 New York, NY 10022
                                                 Phone: (212) 759-4433
                                                 Fax:   (212) 759-5532
ALVAREZ & MARSAL LOGO
[GRAPHICS OMITTED]


June 26, 2006


Thomas F. Helms, Jr.
Chairman of the Board
North Atlantic Trading Company, Inc.
257 Park Avenue South
NY, NY  10010

Dear Mr. Helms:

Reference is made to the amended and restated engagement letter (the "Engagement Letter"), dated April 11, 2005, among North Atlantic Trading Company, Inc. ("NATC") and North Atlantic Holding Company, Inc. (collectively, the "Company") and Alvarez & Marsal, LLC ("A&M"). This letter confirms and sets forth the terms and conditions of the amendment to the Engagement Letter. Upon execution of this letter by each of the parties below, this letter will constitute an agreement between the Company and A&M, effective as of May 11, 2006.


     1. Sections 2a and 2b of the Engagement Letter are hereby deleted in their entirety and replaced with the following:
          "2.   Compensation

          a. A&M will be paid by the Company for the services of Mr. Rosefsky and for the services of the Additional Officer a fixed monthly fee of $175,000 in the aggregate. The Company recognizes that in order for A&M to effectively and efficiently fulfill the terms of this engagement, the CEO must be able to staff the project with required personnel as needed. The Company will compensate A&M for the services of such other personnel as A&M and the Board of NATC mutually agree would be appropriate to assist in this engagement based on the then current hourly billing rate for such other personnel.

          b. The current hourly billing rates for other A&M personnel based on the position held by such A&M personnel in A&M, are:

                           i.  Managing Director     $500 - $675

                           ii. Director              $375 - $475
                           iii.Associate             $275 - $375
                           iv. Analyst               $150 - $300

               Such rates shall be subject to adjustment annually at such time as A&M adjusts its rates generally."

     2.   Exhibit A to the Engagement Letter is hereby amended as follows:

          a. The applicable percentages for EBITDAR Improvement are hereby deleted in their entirety and replaced with the following:

                 -----------------------------------------------------------
                 Amount of EBITDAR
                 Improvement (Annualized):          Applicable percentage:
                 -----------------------------------------------------------
                 $0 - $2,999,999                    5%
                 -----------------------------------------------------------
                 $3,000,000 - $5,999,999            7.5%
                 -----------------------------------------------------------
                 $6,000,000 - $9,999,999            10.0%
                 -----------------------------------------------------------
                 $10,000,000 and up                 12.5%
                 -----------------------------------------------------------

          b. The definition of "EBITDAR" is hereby amended to add the following at the end: "plus all legal fees and expenses incurred by the Company after December 31, 2005 in connection with any litigation commenced after December 31, 2005."
          c. The Working Capital Portion of the performance-based fee provision is hereby amended by deleting the second sentence in its entirety and replacing it with the following: "The working capital to be reviewed by the Board in making its determination will be the Accounts Receivable plus Inventory (excluding LIFO reserves) less Accounts Payable less Accrued Expenses (excluding restructuring expense payables and accruals, if any, and excluding any working capital investments made outside of the ordinary course of business), determined on a basis consistent with the 2005 Business Plan and current financial reporting."

     All other terms and conditions as set forth in the Engagement Letter remain in full force and effect.
----------------------------------


If the foregoing is acceptable to you, kindly sign the enclosed copy to acknowledge your agreement with its terms.

                                                 Very truly yours,

                                                 Alvarez & Marsal, LLC


                                                 By: /s/ Douglas P. Rosefsky
                                                     ---------------------------
                                                     Douglas P. Rosefsky
                                                     Managing Director





Accepted and Agreed:                      Accepted and Agreed:
--------------------                      --------------------

North Atlantic Trading Company,           Fred Stoker & Sons, Inc.
  Inc.                                    International Flavors and Technology,
                                            Inc.
By: /s/ Thomas F. Helms, Jr.              North Atlantic Cigarette Company, Inc.
    --------------------------            North Atlantic Operating Company, Inc.
    Thomas F. Helms, Jr.                  National Tobacco Finance Corporation
    Chairman of the Board                 RBJ Sales, Inc.
                                          Select Tobacco Brands, Inc.
North Atlantic Holding Company,           Stoker, Inc.
  Inc.

By:  /s/ Thomas F. Helms, Jr.             By: /s/ Thomas F. Helms, Jr.
     --------------------------               --------------------------
     Thomas F. Helms, Jr.                     Thomas F. Helms, Jr.
     Chairman of the Board                    Chairman of the Board

                                          National Tobacco Company, L.P.
                                              By: National Tobacco Finance
                                                   Corporation, as its general
                                                   partner

                                          By: /s/ Thomas F. Helms, Jr.
                                              --------------------------
                                              Thomas F. Helms, Jr.
                                              Chairman of the Board